FNF Group Reports Second Quarter 2016 Diluted EPS of $0.67 and Adjusted Diluted EPS of $0.74, Pre-Tax Title Margin of 15.4% and Adjusted Pre-Tax Title Margin of 16.5%

Jacksonville, Fla. - (July 20, 2016) - Fidelity National Financial, Inc. today reported the operating results of FNF Group (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, for the three and six-month periods ended June 30, 2016.

•	Total revenue of approximately $2.1 billion in the second quarter versus $2.0 billion in the second quarter of 2015

•	Second quarter net earnings of $187 million and adjusted net earnings of $207 million versus net earnings of $160 million and adjusted net earnings of $187 million for the second quarter of 2015

•	Second quarter diluted EPS of $0.67 and adjusted diluted EPS of $0.74 versus diluted EPS of $0.56 and adjusted diluted EPS of $0.65 in the second quarter of 2015

•
Second quarter net cash flow provided by operations of $277 million and free cash flow provided of $165 million versus net cash flow provided by operations of $350 million and free cash flow provided of $309 million in the second quarter of 2015

•	Repurchased nearly 2.5 million shares of FNF common stock for more than $84 million in the second quarter
Title

•	Approximately $1.8 billion in total revenue versus approximately $1.7 billion in total revenue in the second quarter of 2015

•	Pre-tax earnings of $281 million and adjusted pre-tax earnings of $300 million versus pre-tax earnings of $261 million and adjusted pre-tax earnings of $283 million in the second quarter of 2015

•	Pre-tax title margin of 15.4% and adjusted pre-tax title margin of 16.5% versus pre-tax title margin of 15.3% and adjusted pre-tax title margin of 16.5% in the second quarter of 2015

•	ServiceLink generated $203 million in revenue, adjusted pre-tax earnings of $26 million and an adjusted pre-tax margin of 12.8% for the second quarter

•	Open orders per day of 9,016 for the second quarter versus 8,750 open orders per day for the second quarter of 2015

•	Closed orders per day of 6,266 for the second quarter versus 6,375 closed orders per day for the second quarter of 2015

•
Second quarter purchase orders opened and closed increased by 4% and 6%, respectively, versus the second quarter of 2015; for FNTG only (excluding ServiceLink), purchase orders opened and closed increased by 5% and 6%, respectively versus the second quarter of 2015

•
Total commercial revenue of $244 million, a 5% decrease from total commercial revenue in the second quarter of 2015, driven by a 4% increase in closed orders and a 9% decrease in total commercial fee per file; second quarter total commercial open orders decreased by 2%; second quarter national commercial title revenue of $144 million, a 4% decrease from the second quarter of 2015, driven by a 3% improvement in the national commercial fee per file and a 7% decrease in closed orders; second quarter national commercial open orders declined by 4%

•	Overall second quarter average fee per file of $2,116, a 4% increase versus the second quarter of 2015

•	Title claims paid of $73 million, a increase of $3 million, or 4%, from the second quarter of 2015

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
April 2016	187,000	57%	127,000	56%
May 2016	189,000	58%	132,000	58%
June 2016	201,000	54%	142,000	59%

Second Quarter 2016	577,000	57%	401,000	58%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
April 2015	202,000	53%	138,000	51%
May 2015	174,000	58%	129,000	54%
June 2015	184,000	61%	141,000	57%

Second Quarter 2015	560,000	57%	408,000	54%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Second Quarter 2016 - Total Commercial	49,900	33,600	$244	$7,300
Second Quarter 2015 - Total Commercial	50,800	32,400	$258	$8,000

Second Quarter 2016 - National Commercial	20,300	11,600	$144	$12,400
Second Quarter 2015 - National Commercial	21,200	12,500	$150	$12,000

BKFS

•	Revenue of $256 million, led by Servicing Technology revenue of approximately $172 million

•	Pre-tax earnings of $41 million, a 78% increase over the second quarter of 2015

•	Adjusted EBITDA of $114 million, a $12 million, or 12% increase, over the second quarter of 2015 and an adjusted EBITDA margin of 45.2%, and a 170 basis point increase over the second quarter of 2015

“This quarter clearly highlights the earnings power of our title insurance business," said Chairman William P. Foley, II. "We experienced continued mid-single digit growth in the purchase market, a slight decline in commercial revenue and lower refinance closings, yet we still were able to generate a 16.5% adjusted pre-tax title margin. With the decline in interest rates in late June, we have already begun to see a meaningful increase in refinance openings in the last three weeks, which bodes well for improved third quarter refinance closings. As we enter the second half of 2016, we will continue to strive to maximize earnings from our operations and remain the most profitable title insurance company in the country.

“Black Knight continued its strong financial performance this quarter, generating revenue of $256 million and adjusted EBITDA of $114 million, for a 45.2% adjusted EBITDA margin. FNF's Black Knight ownership stake is currently worth approximately $3.2 billion, or more than $11 per FNF share."

Conference Call
We will host a call with investors and analysts to discuss second quarter 2016 FNF Group results on Thursday, July 21, 2016, beginning at 10:30 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 12:30 p.m. Eastern time on July 21, 2016, through July 28, 2016, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 396730.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc., Digital Insurance, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information

Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q, 10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FNF GROUP
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
June 30, 2016
Direct title premiums	$540	$540	$—	$—
Agency title premiums	691	691	—	—
Escrow, title related and other fees (1)	867	552	256	59
Total title and escrow	2,098	1,783	256	59

Interest and investment income	36	36	—	—
Realized gains and losses, net	—	3	—	(3)
Total revenue	2,134	1,822	256	56

Personnel costs	667	557	95	15
Agent commissions	526	526	—	—
Other operating expenses	465	354	55	56
Depreciation and amortization	87	36	49	2
Claim loss expense	68	68	—	—
Interest expense	32	—	16	16
Total expenses	1,845	1,541	215	89

Pre-tax earnings (loss) from continuing operations	$289	$281	$41	$(33)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	—	(3)	—	3
Deferred revenue add back and management fee	3	1	2	—
Purchase price amortization	42	21	20	1
M&A costs	1	—	1	—
Other legal accruals	5	—	5	—
Total non-GAAP adjustments before taxes	$51	$19	$28	$4

Adjusted pre-tax earnings (loss) from continuing ops.	$340	$300	$69	$(29)
Adjusted pre-tax margin from continuing operations	15.9%	16.5%	26.7%	—

Purchase price amortization	(42)	(21)	(20)	(1)
Depreciation and amortization	87	36	49	2
Interest expense	32	—	16	16

Adjusted EBITDA	$417	$315	$114	$(12)
Adjusted EBITDA margin	19.5%	17.3%	45.2%	—

ServiceLink non-GAAP reconciliations:
ServiceLink pre-tax earnings	$6
Purchase price amortization	17
Management fee / other expenses	3
ServiceLink adjusted pre-tax earnings	$26

1.	BKFS also reported adjusted revenue of $258 million, which includes $2 million of deferred revenue

FNF GROUP
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
June 30, 2016
Pre-tax earnings (loss) from continuing operations	$289	$281	$41	$(33)
Income tax expense (benefit)	98	106	14	(22)
Earnings from equity investments	3	3	—	—
Non-controlling interests	7	(4)	12	(1)

Net earnings (loss) attributable to FNF Group common shareholders	$187	$182	$15	$(10)

EPS attributable to FNF Group common shareholders - basic	$0.69	$0.67	$0.06	$(0.04)
EPS attributable to FNF Group common shareholders - diluted	$0.67	$0.65	$0.06	$(0.04)

FNF Group weighted average shares - basic	272
FNF Group weighted average shares - diluted	281

Net earnings (loss) attributable to FNF Group common shareholders	$187	$182	$15	$(10)

Total non-GAAP, pre-tax adjustments	$51	$19	$28	$4
Income taxes on non-GAAP adjustments	(20)	(7)	(11)	(2)
Noncontrolling interest on non-GAAP adjustments	(11)	(3)	(8)	—
Total non-GAAP adjustments	$20	$9	$9	$2

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$207	$191	$24	$(8)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.74	$0.68	$0.09	$(0.03)

Direct orders opened (000's)	577	577
Direct orders closed (000's)	401	401
Fee per file	$2,116	$2,116
Actual title claims paid	$73	$73

Cash flows provided by operations:	$277
Non-GAAP adjustments:
THL management fee	1
M&A costs	1
Total non-GAAP adjustments	2

Adjusted cash flows from operations	279
Capital expenditures	114
Free cash flow	$165

FNF GROUP
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
June 30, 2015
Direct title premiums	$547	$547	$—	$—
Agency title premiums	597	597	—	—
Escrow, title related and other fees (1)	827	535	232	60
Total title and escrow	1,971	1,679	232	60

Interest and investment income	32	32	—	—
Realized gains and losses, net	(8)	—	(5)	(3)
Total revenue	1,995	1,711	227	57

Personnel costs	652	540	102	10
Agent commissions	451	451	—	—
Other operating expenses	453	355	41	57
Depreciation and amortization	87	35	50	2
Claim loss expense	69	69	—	—
Interest expense	31	—	11	20
Total expenses	1,743	1,450	204	89

Pre-tax earnings (loss) from continuing operations	$252	$261	$23	$(32)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	8	—	5	3
Deferred revenue add back and management fee	4	1	3	—
Purchase price amortization	44	21	23	—
IPO costs and profits interest acceleration	10	—	10	—
Total non-GAAP adjustments before taxes	$66	$22	$41	$3

Adjusted pre-tax earnings (loss) from continuing operations	$318	$283	$64	$(29)
Adjusted pre-tax margin from continuing operations	15.9%	16.5%	27.2%	—

Purchase price amortization	(44)	(21)	(23)	—
Depreciation and amortization	87	35	50	2
Interest expense	31	—	11	20

Adjusted EBITDA	$392	$297	$102	$(7)
Adjusted EBITDA margin	19.5%	17.4%	43.5%	—

1.	BKFS also reported adjusted revenue of $235 million, which includes $3 million of deferred revenue

FNF GROUP
SECOND QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
June 30, 2015
Pre-tax earnings (loss) from continuing operations	$252	$261	$23	$(32)

Income tax expense	95	96	—	(1)
Non-controlling interests	(3)	(6)	2	1

Net earnings (loss) attributable to FNF Group common shareholders	$160	$171	$21	$(32)

EPS attributable to FNF Group common shareholders - basic	$0.57	$0.61	$0.08	$(0.12)
EPS attributable to FNF Group common shareholders - diluted	$0.56	$0.61	$0.07	$(0.12)

FNF Group weighted average shares - basic	279
FNF Group weighted average shares - diluted	287

Net earnings (loss) attributable to FNF Group common shareholders	$160	$171	$21	$(32)

Total non-GAAP, pre-tax adjustments	$66	$22	$41	$3
Income taxes on non-GAAP adjustments	(16)	(5)	(9)	(2)
Noncontrolling interest on non-GAAP adjustments	(23)	(7)	(16)	—
Total non-GAAP adjustments	$27	$10	$16	$1

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$187	$181	$37	$(31)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.65	$0.64	$0.13	$(0.12)

Direct orders opened (000's)	560	560
Direct orders closed (000's)	408	408
Fee per file	$2,026	$2,026
Actual title claims paid	$70	$70

Cash flows provided by operations:	$350
Non-GAAP adjustments:
THL management fee	1
IPO costs	4
Total non-GAAP adjustments	5

Adjusted cash flows from operations	355
Capital expenditures	46
Free cash flow	$309

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Six Months Ended
June 30, 2016
Direct title premiums	$962	$962	$—	$—
Agency title premiums	1,221	1,221	—	—
Escrow, title related and other fees (1)	1,608	1,018	498	92
Total title and escrow	3,791	3,201	498	92

Interest and investment income	65	65	—	—
Realized gains and losses, net	(3)	3	—	(6)
Total revenue	3,853	3,269	498	86

Personnel costs	1,281	1,063	191	27
Agent commissions	928	928	—	—
Other operating expenses	870	685	96	89
Depreciation and amortization	172	71	97	4
Claim loss expense	120	120	—	—
Interest expense	63	—	32	31
Total expenses	3,434	2,867	416	151

Pre-tax earnings (loss) from continuing operations	$419	$402	$82	$(65)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	3	(3)	—	6
Deferred revenue add back and management fee	5	1	4	—
Purchase price amortization	83	42	40	1
M&A costs	1	—	1	—
Other legal accruals	5	—	5	—
Total non-GAAP adjustments before taxes	$97	$40	$50	$7

Adjusted pre-tax earnings (loss) from continuing operations	$516	$442	$132	$(58)
Adjusted pre-tax margin from continuing operations	13.4%	13.5%	26.3%	—

Purchase price amortization	(83)	(42)	(40)	(1)
Depreciation and amortization	172	71	97	4
Interest expense	63	—	32	31

Adjusted EBITDA	$668	$471	$221	$(24)
Adjusted EBITDA margin	17.3%	14.4%	45.2%	—

1.	BKFS also reported adjusted revenue of $502 million, which includes $4 million of deferred revenue

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Six Months Ended
June 30, 2016
Pre-tax earnings (loss) from continuing operations	$419	$402	$82	$(65)

Income tax expense (benefit)	148	151	28	(31)
Earnings from equity investments	6	6	—	—
Non-controlling interests	17	(6)	24	(1)

Net earnings (loss) attributable to FNF Group common shareholders	$260	$263	$30	$(33)

EPS attributable to FNF Group common shareholders - basic	$0.95	$0.96	$0.11	$(0.12)
EPS attributable to FNF Group common shareholders - diluted	$0.93	$0.94	$0.11	$(0.12)

FNF Group weighted average shares - basic	273
FNF Group weighted average shares - diluted	281

Net earnings (loss) attributable to FNF Group common shareholders	$260	$263	$30	$(33)

Total non-GAAP, pre-tax adjustments	$97	$40	$50	$7
Income taxes on non-GAAP adjustments	(35)	(13)	(19)	(3)
Noncontrolling interest on non-GAAP adjustments	(21)	(7)	(14)	—
Total non-GAAP adjustments	$41	$20	$17	$4

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$301	$283	$47	$(29)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$1.07	$1.01	$0.17	$(0.11)

Direct orders opened (000's)	1,094	1,094
Direct orders closed (000's)	723	723
Fee per file	$2,079	$2,079
Actual title claims paid	$113	$113

Cash flows provided by operations:	$349
Non-GAAP adjustments:
THL management fee	1
M&A costs	1
Total non-GAAP adjustments	2

Adjusted cash flows from operations	351
Capital expenditures	152
Free cash flow	$199

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Six Months Ended
June 30, 2015
Direct title premiums	$964	$964	$—	$—
Agency title premiums	1,038	1,038	—	—
Escrow, title related and other fees (1)	1,522	985	459	78
Total title and escrow	3,524	2,987	459	78

Interest and investment income	62	62	—	—
Realized gains and losses, net	(8)	—	(5)	(3)
Total revenue	3,578	3,049	454	75

Personnel costs	1,237	1,020	199	18
Agent commissions	784	784	—	—
Other operating expenses	825	672	78	75
Depreciation and amortization	170	72	95	3
Claim loss expense	120	120	—	—
Interest expense	60	—	19	41
Total expenses	3,196	2,668	391	137

Pre-tax earnings (loss) from continuing operations	$382	$381	$63	$(62)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	8	—	5	3
Deferred revenue add back and management fee	7	1	6	—
Purchase price amortization	87	42	44	1
IPO costs & profits interest acceleration	10	—	10	—
Total non-GAAP adjustments before taxes	$112	$43	$65	$4

Adjusted pre-tax earnings (loss) from continuing operations	$494	$424	$128	$(58)
Adjusted pre-tax margin from continuing operations	13.8%	13.9%	27.6%	—

Purchase price amortization	(87)	(42)	(44)	(1)
Depreciation and amortization	170	72	95	3
Interest expense	60	—	19	41

Adjusted EBITDA	$637	$454	$198	$(15)
Adjusted EBITDA margin	17.7%	14.9%	43.1%	—

1.	BKFS also reported adjusted revenue of $464, which includes $5 million of deferred revenue

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Six Months Ended
June 30, 2015
Pre-tax earnings (loss) from continuing operations	$382	$381	$63	$(62)

Income tax expense	142	139	—	3
Earnings from equity investments	2	2	—	—
Non-controlling interests	(4)	(11)	7	—

Net earnings (loss) attributable to FNF Group common shareholders	$246	$255	$56	$(65)

EPS attributable to FNF Group common shareholders - basic	$0.88	$0.92	$0.20	$(0.24)
EPS attributable to FNF Group common shareholders - diluted	$0.86	$0.90	$0.20	$(0.24)

FNF Group weighted average shares - basic	278
FNF Group weighted average shares - diluted	287

Net earnings (loss) attributable to FNF Group common shareholders	$246	$255	$56	$(65)

Total non-GAAP, pre-tax adjustments	$112	$43	$65	$4
Income taxes on non-GAAP adjustments	(28)	(11)	(15)	(2)
Noncontrolling interest on non-GAAP adjustments	(37)	(13)	(24)	—
Total non-GAAP adjustments	$47	$19	$26	$2

Adjusted net earnings (loss) attributable to FNF common shareholders	$293	$274	$82	$(63)
Adjusted EPS attributable to FNF common shareholders - diluted	$1.02	$0.95	$0.29	$(0.22)

Direct orders opened (000's)	1,137	1,137
Direct orders closed (000's)	754	754
Fee per file	$1,938	$1,938
Actual title claims paid	$130	$130

Cash flows provided by operations:	$385
Non-GAAP adjustments:
THL management fee	2
IPO cost	4
Total non-GAAP adjustments	6

Adjusted cash flows from operations	391
Capital expenditures	80
Free cash flow	$311

FNF GROUP
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014	Q3 2014
Quarterly Open Orders ('000's except % data)
Total open orders*	577	517	441	514	560	578	452	481
Total open orders per day*	9.0	8.3	7.0	8.0	8.8	9.5	7.1	7.5
Purchase % of open orders	57%	55%	55%	58%	57%	47%	52%	60%
Refinance % of open orders	43%	45%	45%	42%	43%	53%	48%	40%
Total closed orders*	401	322	341	378	408	345	334	348
Total closed orders per day*	6.3	5.2	5.4	5.9	6.4	5.7	5.3	5.4
Purchase % of closed orders	58%	55%	58%	60%	54%	46%	57%	62%
Refinance % of closed orders	42%	45%	42%	40%	46%	54%	43%	38%

Commercial (millions, except orders in '000's)
Total commercial revenue**	$244	$211	$303	$258	$258	$208	$274	$225
Total commercial open orders**	49.9	48.5	46.3	50.3	50.8	47.8	—	—
Total commercial closed orders**	33.6	30.7	36.3	33.0	32.4	29.6	—	—

National commercial revenue	$144	$121	$183	$146	$150	$119	$166	$136
National commercial open orders	20.3	19.3	18.1	21.0	21.2	20.4	18.1	21.4
National commercial closed orders	11.6	10.6	13.4	12.2	12.5	11.1	12.7	12.8

Total Fee Per File
Fee per file	$2,116	$2,032	$2,272	$2,133	$2,026	$1,833	$2,131	$2,066
Residential and local commercial fee per file	$1,809	$1,713	$1,806	$1,805	$1,711	$1,538	$1,699	$1,739
Residential fee per file	$1,645	$1,522	$1,548	$1,589	$1,514	$1,346	—	—
Total commercial fee per file**	$7,300	$6,900	$8,300	$7,800	$8,000	$7,000	—	—
National commercial fee per file	$12,400	$11,400	$13,600	$12,000	$12,000	$10,700	$13,100	$10,600

Total Staffing
Total field operations employees	10,900	10,900	10,700	11,000	10,900	10,400	9,900	10,200

FNT Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	484	429	360	422	458	456	354	385
Total open orders per day*	7.5	6.9	5.7	6.6	7.2	7.5	5.6	6.0
Purchase % of open orders	63%	61%	62%	65%	65%	54%	60%	69%
Refinance % of open orders	37%	39%	38%	35%	35%	46%	40%	31%
Total closed orders*	338	265	285	314	334	277	273	282
Total closed orders per day*	5.3	4.3	4.5	4.9	5.2	4.5	4.3	4.4
Purchase % of closed orders	63%	60%	63%	66%	61%	52%	63%	70%
Refinance % of closed orders	37%	40%	37%	34%	39%	48%	37%	30%
Fee per file	$2,337	$2,261	$2,521	$2,364	$2,264	$2,055	$2,382	$2,306
Total title field operations employees	9,600	9,700	9,500	9,700	9,600	9,100	8,700	8,900

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total Open Orders*	93	87	81	92	102	122	98	96
Total open orders per day*	1.5	1.4	1.3	1.4	1.6	2.0	1.6	1.5
Purchase % of open orders	22%	24%	22%	23%	22%	17%	23%	23%
Refinance % of open orders	78%	76%	78%	77%	78%	83%	77%	77%
Total closed orders	63	57	56	64	74	68	61	66
Total closed orders per day*	1.0	0.9	0.9	1.0	1.2	1.1	1.0	1.0
Purchase % of closed orders	27%	28%	31%	26%	21%	22%	26%	24%
Refinance % of closed orders	73%	72%	69%	74%	79%	78%	74%	76%
Fee per file	$940	$972	$1,003	$987	$958	$921	$1,027	$1,052
Total ServiceLink operating employees	1,300	1,200	1,200	1,300	1,300	1,300	1,200	1,300
* Includes an immaterial number of non-purchase and non-refinance orders
** Total commercial order and fee per file tracking began in January 2015

FNF GROUP
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF Group June 30, 2016	FNF Group December 31, 2015
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$5,141	$4,898
Goodwill	4,669	4,572
Title plant	395	395
Total assets	13,032	12,502
Notes payable	2,566	2,593
Reserve for title claim losses	1,590	1,583
Secured trust deposits	1,102	701
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	741	720
Total equity and redeemable non-controlling interests	5,954	5,849
Total equity attributable to common shareholders	4,869	4,785

	FNF Group June 30, 2016	FNFV June 30, 2016	Consolidated June 30, 2016	Consolidated December 31, 2015
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$5,141	$689	$5,830	$5,633
Goodwill	4,669	194	4,863	4,760
Title plant	395	—	395	395
Total assets	13,032	1,406	14,438	13,931
Notes payable	2,566	219	2,785	2,793
Reserve for title claim losses	1,590	—	1,590	1,583
Secured trust deposits	1,102	—	1,102	701
Redeemable non-controlling interests	344	—	344	344
Non-redeemable non-controlling interests	741	119	860	834
Total equity and redeemable non-controlling interests	5,954	1,059	7,013	6,932
Total equity attributable to common shareholders	4,869	940	5,809	5,754

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2016			June 30, 2016
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$540	$540	$—	$962	$962	$—
Agency title premiums	691	691	—	1,221	1,221	—
Total title premiums	1,231	1,231	—	2,183	2,183	—
Escrow, title-related and other fees	907	867	40	1,686	1,608	78
Total title and escrow and other	2,138	2,098	40	3,869	3,791	78

Restaurant revenue	292	—	292	585	—	585
Interest and investment income	37	36	1	67	65	2
Realized gains and losses, net	15	—	15	9	(3)	12
Total revenue	2,482	2,134	348	4,530	3,853	677

Personnel costs	707	667	40	1,359	1,281	78
Other operating expenses	493	465	28	925	870	55
Cost of restaurant revenue	245	—	245	490	—	490
Agent commissions	526	526	—	928	928	—
Depreciation and amortization	102	87	15	202	172	30
Title claim loss expense	68	68	—	120	120	—
Interest expense	33	32	1	67	63	4
Total expenses	2,174	1,845	329	4,091	3,434	657

Earnings from continuing operations before taxes	308	289	19	439	419	20
Income tax expense	101	98	3	150	148	2
Earnings from continuing operations before equity investments	207	191	16	289	271	18
(Loss) earnings from equity investments	(1)	3	(4)	1	6	(5)
Net earnings	206	194	12	290	277	13
Non-controlling interests	9	7	2	19	17	2
Net earnings attributable to common shareholders	$197	$187	$10	$271	$260	$11

Cash flows provided by operations	282	277	5	374	349	25

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2015			June 30, 2015
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$547	$547	$—	$964	$964	$—
Agency title premiums	597	597	—	1,038	1,038	—
Total title premiums	1,144	1,144	—	2,002	2,002	—
Escrow, title-related and other fees	857	827	30	1,665	1,522	143
Total title and escrow and other	2,001	1,971	30	3,667	3,524	143

Restaurant revenue	371	—	371	735	—	735
Interest and investment income	32	32	—	63	62	1
Realized gains and losses, net	(9)	(8)	(1)	(9)	(8)	(1)
Total revenue	2,395	1,995	400	4,456	3,578	878

Personnel costs	690	652	38	1,313	1,237	76
Other operating expenses	482	453	29	948	825	123
Cost of restaurant revenue	313	—	313	619	—	619
Agent commissions	451	451	—	784	784	—
Depreciation and amortization	104	87	17	204	170	34
Title claim loss expense	69	69	—	120	120	—
Interest expense	32	31	1	63	60	3
Total expenses	2,141	1,743	398	4,051	3,196	855

Earnings from continuing operations before taxes	254	252	2	405	382	23
Income tax expense (benefit)	88	95	(7)	138	142	(4)
Earnings from continuing operations before equity investments	166	157	9	267	240	27
Earnings from equity investments	4	—	4	3	2	1
Net earnings	170	157	13	270	242	28
Non-controlling interests	—	(3)	3	14	(4)	18
Net earnings attributable to common shareholders	$170	$160	$10	$256	$246	$10

Cash flows provided by operations	348	350	(2)	389	385	4

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